SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 30, 2006


                              Refac Optical Group
             (Exact name of registrant as specified in its charter)


           DELAWARE                     001-12776               13-1681234
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(State or other jurisdiction of        (Commission           I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)

   ONE BRIDGE PLAZA, SUITE 550, FORT LEE, NEW JERSEY              07024
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      (Address of principal executive offices)                  (Zip Code)

                                 (201) 585-0600
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                        (Registrant's telephone number,
                              including area code)

                                      None
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              (Former name, former address and former fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         The Company's employment agreement with Robert L. Tuchman, its Senior Vice President and General Counsel, will terminate on December 31, 2006 and will not be renewed. In addition, Mr. Tuchman has resigned from the Company's Board of Directors.

         The Company and Mr. Tuchman have entered into an agreement, dated as of November 30, 2006 (the "Agreement"). Following is a brief summary of the Agreement. Reference should be made to the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

         The Agreement provides that Mr. Tuchman will continue as the Company's Senior Vice President and General Counsel through December 31, 2006.

         Following his termination, Mr. Tuchman will be entitled to receive from the Company a severance payment of $175,000 and a bonus for his services in 2006 of $175,000. Mr. Tuchman and his eligible dependents will also continue to participate in the Company's benefit plans through December 31, 2007.

         On January 2, 2007, Mr. Tuchman will exercise his Payment Right (as defined in the Company's merger agreement, dated August 19, 2002, with Palisade Concentrated Equity Partnership, L.P.) with respect to 31,184 shares of the Company's common stock. The proceeds will be used, together with other cash, to pay all amounts due under the Company's outstanding loan to Mr. Tuchman.

         The Agreement provides for the immediate vesting of Mr. Tuchman's stock options, which will continue in accordance with their terms of issuance.

         Mr. Tuchman and the Company may not make any disparaging statements regarding one another. Mr. Tuchman also may not disclose any confidential information obtained in connection with his employment.

         On November 30, 2006 the Company issued a press release announcing the foregoing. The press release is furnished herewith as Exhibit 99.1.


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

Item 9.01 Financial Statements and Exhibits

    (c)  Exhibits
    See Exhibit Index below.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REFAC OPTICAL GROUP

Dated: November 30, 2006               By: /s/ Raymond A. Cardonne
                                       -----------------------------------------
                                       Name:  Raymond A. Cardonne
                                       Title: Vice President and Chief Financial
                                       Officer





                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1 Agreement between Robert L. Tuchman and Refac Optical Group, dated November 30, 2006.
99.1     Press release issued by Refac Optical Group on November 30, 2006.

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